SCHEDULE B

TO THE ADMINISTRATION AGREEMENT

(Amended as of February 25, 2010)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

Current Name	Prior Name
Highbridge Dynamic Commodities Strategy Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
Highbridge Statistical Market Neutral Fund	N/A
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan Alternative Strategies Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan China Region Fund	N/A
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Dynamic Growth Fund	N/A
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)
JPMorgan Emerging Economies Fund	N/A
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan Global Focus Fund	N/A
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan Growth & Income Fund	JPMorgan Growth & Income Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan India Fund	N/A
JPMorgan Inflation Managed Bond Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Insurance Trust Balanced Portfolio (to be removed upon liquidation)	JPMorgan Investment Trust Balanced Portfolio and One Group Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio

_________________________

[1]	For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Growth Portfolio as of 5/1/10)	JPMorgan Investment Trust Mid Cap Growth Portfolio and One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Investment Trust Equity Index Portfolio and One Group Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Insurance Trust International Equity Portfolio	N/A
JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio, and One Group Investment Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Currency Income Fund	N/A
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Opportunities Plus Fund	N/A
JPMorgan International Realty Fund	N/A
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan International Value SMA Fund	N/A
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Intrepid Plus Fund (to be renamed JPMorgan U.S. Dynamic Plus Fund as of the later of 5/3/2010 or 60 days after notice is provided to shareholders of the name change)	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07)
JPMorgan Intrepid Japan Fund	JPMorgan Fleming Japan Fund and JPMorgan Japan Fund (name effective until 3/31/08)
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Latin America Fund	N/A
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund (to be renamed JPMorgan Research Market Neutral Fund as of 2/28/10)	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

Current Name	Prior Name
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund	N/A
JPMorgan Research Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan Russia Fund	N/A
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Income Opportunities	N/A
JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund
JPMorgan Strategic Small Cap Value Fund (to be removed upon liquidation)	N/A
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware High Income Fund	N/A
JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Tax Aware Real Return SMA Fund	N/A
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Total Return Fund	N/A
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Large Cap Value Plus Fund	N/A
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan U.S. Research Equity Plus Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund	N/A
JPMorgan Value Discovery Fund	N/A
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.

N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

Current Name	Prior Name
Undiscovered Managers Multi-Strategy Fund	UM Multi-Strategy Fund (change effective 8/22/05)

*           *           *           *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

UM Investment Trust

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:
Name:
Title:

JPMorgan Funds Management, Inc.

By:
Name:
Title: